UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 14, 2016

Synthesis Energy Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33522	20-2110031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
Three Riverway, Suite 300, Houston, Texas 77056
(Address of Principal Executive Offices) (Zip Code)

(713) 579-0600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In accordance with General Instruction B.2. of Form 8-K, the information presented under Item 2.02 and Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 2.02. Results of Operations and Financial Condition.

On November 14, 2016, Synthesis Energy Systems, Inc. (the “Company”) issued an earnings release announcing the financial results for its fiscal first quarter ended September 30, 2016. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

The Company has updated its investor presentation, a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K.  A copy of the investor presentation is also available on the Company’s website as www.synthesisenergy.com.

Item 9.01. Financial Statements and Exhibits.

Exhibits

*99.1	Press release dated November 14, 2016 re results of earnings.
*99.2	Corporate presentation – November 2016.

* = Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Synthesis Energy Systems, Inc.

Date: November 14, 2016	By:	/s/ DeLome Fair
DeLome Fair
Chief Executive Officer

EXHIBIT INDEX

*99.1	Press release dated November 14, 2016 re results of earnings.
*99.2	Corporate presentation – November 2016.